Putnam
California
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the prevailing economic and market environment during the six months ended March 31, 2003, the performance of Putnam California Tax Exempt Income Fund is understandable but not especially distinguished. For the semiannual period, the fund's class A shares posted a modest gain at net asset value while underperforming its benchmark and outperforming its Lipper category average. The details can be found on page 8.

The municipal-bond market continued to be plagued by a lackluster business environment and its deleterious effect on tax revenues, as well as the special challenges facing certain types of industrial development bonds. An oversupply created by some large bond issuances, including the largest issue on record by the California Department of Water Resources, put a damper on prices. In the following report, your fund's managers explain in detail how these and other events affected fund performance. They also discuss prospects for the second half of the fiscal year.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam California Tax Exempt Income Fund's class A shares posted a return of 0.36% at net asset value for the semiannual period ended March 31, 2003. The return at public offering price was -4.40%.

* The fund underperformed its benchmark, the Lehman Municipal Bond Index, which returned 1.21%.

* However, at net asset value, the fund outperformed the average of its competitive category, Lipper California Municipal Debt Funds, which returned -0.35%.

* See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Benchmark and Lipper category comparisons can be useful in evaluating fund performance, but typically, they show only part of the picture. For example, your fund invests a small portion of its assets in lower-rated, higher-yielding bonds, whereas the fund's benchmark is made up entirely of investment-grade securities. During the period, credit spreads widened and the price of lower-quality bonds declined. Accordingly, the fund lagged the benchmark index.

Meanwhile, the fund outperformed the average of its Lipper category, which, in our opinion, is a more meaningful comparison of relative performance because the Lipper category more closely reflects the investing environment and opportunities of the fund. The fund's higher return was attributable to management's strategic manipulation of portfolio duration (a measure of sensitivity to interest rates and prices), strong performance by selected bonds, and an underweight position in tobacco bonds, relative to its peer group.

Fund Profile

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-term municipal bonds issued in the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. It may be appropriate for residents of California who seek dependable income that is free from state and federal income taxes.


* MARKET OVERVIEW

The environment for bonds shifted as the semiannual period began in October. Municipal-bond yields generally rose during the period, resulting in lower prices and, in some cases, negative returns.

Several factors contributed to weaker performance in the first half of the fiscal period. Because of the slower economy, state and local municipalities saw significant declines in tax revenues, which caused subsequent declines in credit quality. United Airlines, which had been a municipal issuer, filed for bankruptcy, and became the latest in a series of bankruptcies within the troubled airline industry. In addition, parts of the electric power sector were under duress. These difficulties detracted from the performance of industrial development bonds (IDBs), which comprise most of the municipal securities issued in both sectors. Finally, the supply of municipal bonds was quite large throughout 2002 and in the first three months of 2003. The California Department of Water Resources was behind the largest issuance of municipal bonds ever brought to market. In addition, a large number of tobacco settlement bonds (bonds issued by municipalities and secured by the settlement payments from lawsuits against the tobacco industry) were issued, further boosting the supply. All told, over $320 billion in municipal bonds was issued in 2002 -- an all-time record. This had a dampening effect on municipal-bond prices.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Bonds

Lehman Municipal Bond Index                                         1.21%
-------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                               5.55%
-------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (high yield bonds)     13.24%
-------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)  1.80%
-------------------------------------------------------------------------

Equities

Russell 1000 Value Index (large-cap value stocks)                   3.90%
-------------------------------------------------------------------------
Russell 1000 Growth Index (large-cap growth stocks)                 6.01%
-------------------------------------------------------------------------
S&P 500 Index (broad market stocks)                                 5.02%
-------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended March 31, 2003.


* STRATEGY OVERVIEW

Your fund invests at least 75% in investment-grade securities. It also maintained a moderate exposure to higher-yielding securities to pursue a higher return through income and appreciation potential. We adopted a defensive duration strategy in response to the October sell-off, but later extended the fund's duration. (Duration is a measure of sensitivity to interest-rate changes. A fund with a longer duration is more sensitive to changes in rates.) We diversified the fund further, adding new investment-grade hospital issues without materially changing the portfolio's sector allocation. We also reduced exposure to tobacco settlement bonds, discussed further on page 5.

During the period, municipal-bond yields were high relative to Treasury yields, offering investors almost the same yield as a comparable Treasury bond without the need to pay taxes on the income. We consequently executed a "cross-market" strategy, in which we bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts. We expect the yield ratios to trend back to a more normal level as municipal supply moderates and demand increases. If interest rates rise (causing bond prices to fall), the fund could have a loss on the municipal bonds, but we believe it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (causing bond prices to rise), the fund could have a loss on the Treasury futures contracts, but we believe it may make a greater amount on the municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO CREDIT QUALITY COMPARED]

PORTFOLIO CREDIT QUALITY COMPARED*

                           as of 9/30/02      as of 3/31/03

Aaa/AAA                        62.9%              72.1%

Aa/AA                           7.6%               6.7%

A                               6.5%               3.0%

Baa/BBB                         9.2%               9.3%

Ba/BB                           5.4%               5.3%

B                               1.2%               1.2%

VMIG1                           6.8%               2.1%

Other                           0.4%               0.3%

Footnote reads:
*As a percentage of market value as of 3/31/03 and 9/30/02. A bond rated
 Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HOW KEY HOLDINGS AND ALLOCATIONS AFFECTED PERFORMANCE

The fortuitous interplay between rates and the fund's duration strategy contributed to performance for the period. As the period began, the market was braced for an enormous offering of municipal bonds from California's State Department of Water Resources. We felt the issuance, recognized as the largest single issue of municipal bonds in history, would put particular pressure on the California muni-bond market and believed the underwriter would have to price the bonds very attractively. We wanted the opportunity to buy a significant number of bonds, and so, before the issuance, we shortened the fund's duration by selling bonds and holding extra cash. Just prior to the offering in November, interest rates rose (and bond prices fell) substantially. Lower prices became an incentive for the fund to purchase a larger number of the bonds than we had originally anticipated, including both insured and uninsured bonds, with an emphasis on the insureds. The purchase lengthened the fund's duration, bringing it back to a more neutral range. Shortly thereafter, rates trended lower again, and bond prices rose. The neutral duration meant that the portfolio's holdings reflected that increase in bond prices to a greater degree. The timing of this purchase turned out to be optimal. Largely as a result of this trade, tax-exempt utility bonds were the fund's best-performing sector, and the biggest contributor to total return.

The fund's small exposure to tobacco settlement bonds, though less than 1% of net assets, detracted somewhat from returns. Among other names, the fund owned bonds of The Children's Trust Fund of Puerto Rico and the Tobacco Securitization Authority of Southern California. These bonds do not finance the ongoing operations of tobacco companies but rather represent the securitization of future payments from tobacco companies to states and counties, in satisfaction of legal settlements. Three distinct risks influence this relatively new sector of bonds: supply and demand risk, litigation risk, and consumption risk. Significant new issues flooded the market and tipped the supply/demand relationship off balance. High-profile, high-stakes litigation captured headlines and raised concerns about tobacco companies' continuing ability to pay the settlements. Lastly, the actual consumption of cigarettes could decline. Since consumption is a key factor in determining the cash amount of tobacco company settlements, any change could make the mathematical basis for tobacco bond issues obsolete. All three risks were highlighted during the period. Bond-rating agencies downgraded tobacco bonds, which declined in value as a result.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTOR WEIGHTINGS]

TOP INDUSTRY SECTOR WEIGHTINGS*

Water
and sewer               15.4%

Utilities               15.3%

Health care/
hospitals                7.4%

Transportation           3.7%

Housing                  2.2%

Footnote reads:
*This chart shows the fund's top sector weightings as of 3/31/03. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Performance of industrial development bonds (IDBs), particularly those backed by the credit of airline companies, also affected the fund over this period. IDBs are municipal bonds issued to encourage local expansion by various businesses and are backed by the credit of the company benefiting from the financing. So, investor perceptions of the backing company's health, or of its industry group as a whole, often affect prices of these bonds. The fund holds bonds backed by United Airlines, which filed for bankruptcy in December 2002. The bonds are now in default. We are planning to hold them until the bankruptcy is settled.

The second worst performing sector for the fund was health care/hospitals, notably, Valley Health System of California. The fund has owned these securities for a long time, but political difficulties surrounding the hospital's community-elected board of directors caused the bond to experience a meaningful price decline. While the hospital's situation has stabilized somewhat, after reviewing the risk/reward characteristics of the bonds, we decided to trim the fund's exposure. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

* After the end of the fiscal period, a court judgment against tobacco giant Philip Morris USA led the company to state that a scheduled payment of $2.5 billion to the states might be in jeopardy. This payment is part of the settlement that secures the tobacco bonds issued by the states. Fortunately, the fund had already reduced its allocation to tobacco bonds, although at this time it is unclear what effect Philip Morris' financial difficulties will have on this municipal-bond sector.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal-bond market is largely positive. Concerns over the war in Iraq have shifted from confidence in a brief, decisive victory to the duration and expense of continued U.S.
involvement. These concerns have swayed the stock and bond markets, sometimes with dramatic results.

As the world adjusts to the end of this conflict, we believe some measure of calm may return to the financial markets. Although the risk of a weaker economy later this year cannot be denied, we expect business activity to pick up again, albeit at a slow pace and accompanied by continued volatility for both stock prices and interest rates. We believe municipal bonds should perform well versus other fixed-income sectors as demand builds from investors seeking shelter from more volatile markets. Although the tax-free marketplace is certainly not immune to the forces that buffet other markets, it is generally less volatile.

We believe that already strained municipal budgets will continue to be pressured, partly due to the additional financial strain of home-front protection measures, which add to costs at a time when there is a push for tax cuts to stimulate economic growth. Historically, credit quality for state and local governments has lagged a general economic recovery by six to nine months or longer, so we expect municipal credit quality to remain fragile for some time to come. Yields on municipal bonds remain unusually high relative to taxable issues, and we expect to see a more normal configuration to be restored in time. However, we believe the market continues to offer excellent value for investors who understand and can accept the risks. At this time, we believe a moderate level of risk has the potential to be rewarding and have positioned your fund accordingly.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 9-11 for definitions of some terms used in this section.


TOTAL RETURN FOR PERIODS ENDED 3/31/03

                      Class A            Class B             Class C             Class M
(inception dates)    (4/29/83)           (1/4/93)           (7/26/99)           (2/14/95)
                    NAV     POP         NAV   CDSC         NAV    CDSC         NAV     POP
--------------------------------------------------------------------------------------------
6 months           0.36%   -4.40%      0.03%  -4.85%     -0.04%   -1.01%      0.20%   -3.10%
--------------------------------------------------------------------------------------------
1 year             8.39     3.21       7.69    2.69       7.64     6.64       8.07     4.57
--------------------------------------------------------------------------------------------
5 years           27.69    21.58      23.61   21.64      22.62    22.62      25.64    21.61
Annual average     5.01     3.99       4.33    4.00       4.16     4.16       4.67     3.99
--------------------------------------------------------------------------------------------
10 years          74.40    66.09      63.38   63.38      60.86    60.86      68.65    63.20
Annual average     5.72     5.20       5.03    5.03       4.87     4.87       5.37     5.02
--------------------------------------------------------------------------------------------
Annual average
(life of fund)     7.81     7.54       6.98    6.98       6.94     6.94       7.36     7.18
--------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                                                                      Lipper
                                                                    California
                                                                    Municipal
                                                                    Debt Funds
                              Lehman Municipal                       category
                                 Bond Index                          average*
-------------------------------------------------------------------------------
6 months                           1.21%                              -0.35%
-------------------------------------------------------------------------------
1 year                             9.89                                8.40
-------------------------------------------------------------------------------
5 years                           34.28                               26.57
Annual average                     6.07                                4.82
-------------------------------------------------------------------------------
10 years                          86.77                               75.14
Annual average                     6.45                                5.76
-------------------------------------------------------------------------------
Annual average
(life of fund)                     8.32                                7.76
-------------------------------------------------------------------------------

*Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/03, there were 120, 113, 88, and 45 funds, respectively, in this Lipper category.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/03

                          Class A      Class B      Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)       6            6            6             6
-------------------------------------------------------------------------------
Income 1                 $0.195875    $0.167763    $0.162034     $0.182621
-------------------------------------------------------------------------------
Capital gains 1
  Long-term              $0.052000    $0.052000    $0.052000     $0.052000
-------------------------------------------------------------------------------
  Short-term             $0.000400    $0.000400    $0.000400     $0.000400
-------------------------------------------------------------------------------
  Total                  $0.248275    $0.220163    $0.214434     $0.235021
-------------------------------------------------------------------------------
Share value:           NAV       POP      NAV          NAV     NAV       POP
-------------------------------------------------------------------------------
9/30/02               $8.84     $9.28    $8.83        $8.87   $8.82     $9.12
-------------------------------------------------------------------------------
3/31/03                8.62      9.05     8.61         8.65    8.60      8.89
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                 4.46%     4.24%    3.81%        3.65%   4.16%     4.02%
-------------------------------------------------------------------------------
Taxable
equivalent 3           8.01      7.61     6.84         6.55    7.47      7.22
-------------------------------------------------------------------------------
Current
30-day SEC
yield 4                3.51      3.34     2.85         2.70    3.21      3.10
-------------------------------------------------------------------------------
Taxable
equivalent 3           6.30      6.00     5.12         4.85    5.76      5.57
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.31% federal and state combined tax rate for 2003.
  Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Credit Index is an unmanaged index of corporate bonds.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged list of U.S. treasury and agency securities.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common  stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
TAN                 -- Tax Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (90.9%)
-------------------------------------------------------------------------------------------------------------------
         $1,400,000 Alameda-Contra Costa Cnty., Schools Fin. Auth. VRDN
                    (Cap. Impts. Fin. Project), Ser. E, 1 1/4s, 6/1/22                    A-1            $1,400,000
                    Alameda, Corridor Trans. Auth. Rev. Bonds
          9,500,000 Ser. A, 5 1/4s, 10/1/21                                               Aaa            10,046,250
          6,000,000 Ser. A, 4 3/4s, 10/1/25                                               Aaa             5,977,500
         19,750,000 MBIA, zero %, 10/1/35                                                 Aaa             3,406,875
         18,000,000 MBIA, zero %, 10/1/33                                                 Aaa             3,465,000
         38,380,000 Ser. 99-A, MBIA, zero %, 10/1/32 (SEG)                                Aaa             7,819,925
         22,500,000 Ser. 99-A, MBIA, zero %, 10/1/31                                      Aaa             4,837,500
         16,000,000 Anaheim, IF COP (Convention Ctr.), MBIA,
                    11.22s, 7/16/23                                                       Aaa            19,420,000
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impt.),
                    Ser. C, FSA
         16,080,000 zero %, 3/1/37                                                        Aaa             2,572,800
         12,485,000 zero %, 9/1/34                                                        Aaa             2,278,513
          5,000,000 Anaheim, Pub. Fin. Auth. Rev. Bonds (Elec. Syst.), Ser. A,
                    FSA, 5s, 10/1/31                                                      Aaa             5,100,000
         24,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc. IFB, MBIA,
                    11.73s, 12/28/18                                                      Aaa            32,640,000
          1,390,000 Association of Bay Area Governments (ABAG),
                    Fin. Auth. for Nonprofit Corps. VRDN, Ser. D,
                    1.15s, 10/1/27                                                        A-1+            1,390,000
                    Brentwood, Infrastructure Auth. Rev. Bonds, Ser. 94-1
         11,120,000 5 5/8s, 9/2/29                                                        BB/P           10,550,100
          2,460,000 5.6s, 9/2/19                                                          BB/P            2,386,200
         11,180,000 CA Edl. Facs. Auth. IFB (PA 839), 9.218s, 12/1/09
                    (acquired 5/14/01, cost $11,230,310) (RES)                            AAA            12,088,375
                    CA Edl. Facs. Auth. Rev. Bonds
          4,000,000 (CA Institute of Technology), Ser. A, 5s, 10/1/32                     Aaa             4,090,000
         20,000,000 (U. of Southern CA), Ser. C, 5 1/8s, 10/1/28                          Aa1            20,750,000
                    CA Hlth. Facs. Fin. Auth. Rev. Bonds
         12,500,000 (Sutter Hlth.), Ser. A, 5.35s, 8/15/28                                Aaa            12,984,375
         21,000,000 (Catholic Healthcare West), Ser. A, AMBAC,
                    5s, 7/1/21                                                            Aaa            21,472,500
         35,385,000 Ser. 5, MBIA, 5s, 7/1/14                                              AAA            36,933,094
         16,500,000 CA Poll. Control Fin. Auth. Poll. Control Rev. Bonds
                    (Pacific Gas & Electric Corp.), Ser. A, MBIA,
                    5.35s, 12/1/16                                                        AAA            17,964,375
          7,000,000 CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
                    (Waste Mgmt., Inc.), Ser. B, 4.45s, 7/1/27                            BBB             7,157,500
         10,290,000 CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
                    Bonds (Keller Canyon Landfill Co.), 6 7/8s, 11/1/27                   BB-            10,199,963
                    CA Poll. Control Fin. Auth. VRDN
          2,850,000 (Shell Oil Co. Project), Ser. B, 1.1s, 10/1/11                        VMIG1           2,850,000
          2,100,000 (Shell Oil Co. Project), Ser. A, 1.1s, 10/1/09                        VMIG1           2,100,000
                    CA Pub. Wks. Board Lease Rev. Bonds
         28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17                                          Aaa            35,245,000
         10,105,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5.8s, 1/1/13                                                   Aaa            11,469,175
         33,500,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa            36,347,500
          6,555,000 (Library & Courts Annex), Ser. A, 5s, 5/1/18                          A3              6,743,456
         24,200,000 CA State Dept. Wtr. Resources IFB (Central Valley),
                    12.08s, 12/1/12 (acquired 10/23/97,
                    cost $25,632,450) (RES)                                               Aa2            38,780,500
                    CA State Dept. Wtr. Resources Rev. Bonds
          7,000,000 Ser. X, FGIC, 5 1/2s, 12/1/17                                         Aaa             8,111,250
          8,500,000 Ser. A, AMBAC, 5 1/2s, 5/1/16                                         Aaa             9,488,125
        100,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/15                                         Aaa           112,375,000
         26,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/14                                         Aaa            29,445,000
         60,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/13                                         Aaa            67,875,000
          4,000,000 Ser. A, 5 1/4s, 5/1/20                                                A3              4,120,000
          5,000,000 Ser. W, FSA, 5 1/8s, 12/1/29                                          Aaa             5,162,500
         25,000,000 Ser. A, 5 1/8s, 5/1/19                                                A3             25,781,250
         20,000,000 Ser. A, 5 1/8s, 5/1/18                                                A3             20,775,000
         25,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29                                         Aaa            24,750,000
         30,000,000 CA State Dept. Wtr. Resources VRDN, Ser. B-2,
                    1.2s, 5/1/22                                                          VMIG1          30,000,000
                    CA State G.O. Bonds
         25,500,000 FGIC, 8s, 11/1/07                                                     Aaa            29,388,750
         16,540,000 AMBAC, 6s, 2/1/18                                                     Aaa            19,744,625
         16,545,000 AMBAC, 5 1/2s, 4/1/11                                                 Aaa            18,902,663
         10,000,000 (Veterans Bonds), FSA, Ser. BH, 5 1/4s, 12/1/12                       AAA            10,575,000
         10,000,000 AMBAC, 5s, 4/1/23                                                     Aaa            10,262,500
         20,800,000 Ser. 33, zero %, 10/1/11                                              Aaa            15,106,000
         60,000,000 Ser. 27, zero %, 9/1/11                                               Aaa            43,725,000
          1,340,000 CA State U. Foundation Rev. Bonds (Sacramento
                    Auxiliary), Ser. A, MBIA, 5 1/2s, 10/1/37                             AAA             1,438,825
                    CA Statewide Cmnty. Dev. Auth. Apt. Rev. Bonds
                    (Irvine Apt. Cmnty.)
         12,500,000 Ser. A-4, 5 1/4s, 5/15/25                                             Baa2           13,234,375
         20,000,000 Ser. A-3, 5.1s, 5/15/25                                               Baa2           21,175,000
                    CA Statewide Cmnty. Dev. Auth. COP
         15,000,000 (The Internext Group), 5 3/8s, 4/1/30                                 BBB            14,212,500
         10,000,000 (Children's Hosp.), MBIA, 4 3/4s, 6/1/21                              Aaa            10,025,000
                    CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev. Bonds
          6,000,000 (Archstone Communities), 5.3s, 6/1/29                                 Baa1            6,405,000
          5,000,000 (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29                             Baa1            5,287,500
          4,000,000 (Hsg. Equity Res.), Ser. C, 5.2s, 12/1/29                             Baa1            4,230,000
          3,500,000 CA Statewide Cmnty. Dev. Auth. Solid Waste Facs.
                    Rev. Bonds (Waste Mgmt., Inc.), 4.95s, 4/1/11                         BBB             3,560,865
                    CA Statewide Cmnty. Dev. Auth. Spec. Facs. Rev. Bonds
         11,600,000 (United Air Lines, Inc.-L.A. Intl. Arpt.), 6 1/4s,
                    10/1/35 (In default) (NON)                                            D/P             1,624,000
         15,250,000 (United Air Lines, Inc.-L.A. Intl. Arpt.), Ser. A, 5.7s,
                    10/1/34 (In default) (NON)                                            D/P             3,412,188
                    CA Statewide Cmnty. Dev. Auth. Spec. Tax Rev. Bonds
          1,765,000 (Cmnty. Facs. Dist. No. 1-Zone 3), 7 5/8s, 9/1/30                     BB-/P           1,842,219
          1,715,000 (Cmnty. Facs. Dist. No. 1-Zone 1A), 7 1/2s, 9/1/30                    BB-/P           1,762,163
          2,270,000 (Cmnty. Facs. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30                    BB-/P           2,357,963
          1,750,000 (Cmnty. Facs. Dist. No. 1-Zone 1B), zero %, 9/1/20                    BB-/P             496,563
          8,000,000 Capistrano, Unified School Dist. Cmnty. Fac. Special
                    Tax Rev. Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29                    BB/P            7,940,000
          9,000,000 Central CA Joint Pwr. Hlth. Fin. Auth. COP (Cmnty.
                    Hosp. of Central CA), 6s, 2/1/30                                      Baa1            9,236,250
         32,000,000 Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                    5 3/4s, 8/1/22                                                        Aaa            33,400,000
                    Chula Vista, Cmnty. Facs. Dist. Special Tax Rev. Bonds
          3,750,000 (No. 06-1 Eastlake Woods Area A), 6.2s, 9/1/33                        BB/P            3,773,438
          2,000,000 (No. 06-1 Eastlake Woods Area A), 6.15s, 9/1/26                       BB/P            2,012,500
          4,420,000 (No. 97-3), 6.05s, 9/1/29                                             BB+/P           4,536,025
          3,045,000 Chula Vista, COP, MBIA, 5s, 8/1/32                                    Aaa             3,117,319
         68,280,000 Commerce, Redev. Agcy. Rev. Bonds (Project 1,
                    Tax Alloc.), zero %, 8/1/21                                           BBB-           24,154,050
         35,000,000 Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                    Ser. G, MBIA, zero %, 9/1/17                                          Aaa            18,506,250
                    Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
         36,915,000 5s, 10/1/26                                                           Aaa            37,238,006
         41,500,000 5s, 10/1/24                                                           Aaa            41,915,000
         10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (In default) (NON)                                             D/P             3,700,000
         19,000,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-           18,335,000
                    Duarte, COP, Ser. A
         15,000,000 5 1/4s, 4/1/31                                                        Baa2           14,250,000
          7,500,000 5 1/4s, 4/1/24                                                        Baa2            7,256,250
                    East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds
         21,000,000 MBIA, 4 3/4s, 6/1/28                                                  Aaa            20,816,250
         23,850,000 FGIC, 4 3/4s, 6/1/21                                                  Aaa            24,028,875
         10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                    6 1/4s, 8/15/17                                                       Aaa            12,802,969
                    Foothill/Eastern Corridor Agcy. Toll Rd. Rev. Bonds
         34,150,000 (Sr. Lien), Ser. A, 6 1/2s, 1/1/32                                    Aaa            39,784,750
         38,875,000 (Sr. Lien), Ser. A, 6s, 1/1/34                                        Aaa            44,609,063
         19,000,000 5 3/4s, 1/15/40                                                       Baa3           19,190,000
          5,000,000 MBIA, 5 3/8s, 1/15/14                                                 Aaa             5,550,000
                    Irvine Ranch, Wtr. Dist. VRDN
          3,000,000 1.15s, 4/1/33                                                         VMIG1           3,000,000
          4,800,000 1.15s, 8/1/16                                                         VMIG1           4,800,000
          2,300,000 (Cons. Bonds), Ser. B, 1.15s, 10/1/09                                 A-1+            2,300,000
          2,200,000 Ser. B, 1.15s, 10/1/04                                                A-1+            2,200,000
          5,000,000 Irvine, 1915 Impt. Board Act Rev. Bonds (Assmt. Dist.
                    No. 00-18-GRP 2), 5.6s, 9/2/22                                        BB+/P           5,025,000
         10,510,000 Kern, High School Dist. IFB , Ser. 14, MBIA, 11.53s,
                    2/1/13 (acquired 6/29/98, cost $14,124,599) (RES)                     Aaa            14,766,550
         14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds,
                    Ser. C, 6.7s, 10/1/33                                                 BB+/P          15,030,800
          4,035,000 Long Beach, Bond Fin. Auth. Rev. Bonds (Indl. Redev.
                    Project), Ser. B , AMBAC, 5 1/2s, 11/1/22                             Aaa             4,539,980
         21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                    Gen. Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                             Aaa            24,813,325
         37,465,000 Los Angeles, Convention & Exhibition Ctr. Auth.
                    Lease COP, 9s, 12/1/20                                                Aaa            44,958,000
         19,300,000 Los Angeles, Convention & Exhibition Ctr. Auth. Lease
                    IFB, MBIA, 9.33s, 8/15/18 (acquired 9/15/94,
                    cost $14,332,566) (RES)                                               AAA            20,488,880
         25,000,000 Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                   AAA            32,343,750
         26,235,000 Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                    6.9s, 6/30/08                                                         Aaa            31,744,350
                    Los Angeles, Unified School Dist. G.O. Bonds
          6,880,000 MBIA, 5 3/4s, 7/1/15                                                  Aaa             8,109,800
          5,000,000 Ser. A, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,712,500
          6,380,000 Ser. B, FGIC, 5 3/8s, 7/1/14                                          Aaa             7,400,800
          7,455,000 Ser. B, FGIC, 5 3/8s, 7/1/13                                          Aaa             8,647,800
          5,500,000 Ser. B, FGIC, 5 3/8s, 7/1/12                                          Aaa             6,380,000
          8,785,000 Ser. B, FGIC, 5 3/8s, 7/1/11                                          Aaa            10,190,600
          6,830,000 Ser. E, MBIA, 5 1/8s, 1/1/27                                          Aaa             7,069,050
          6,255,000 Los Angeles, Waste Wtr. Syst. Rev. Bonds, FGIC,
                    5s, 6/1/29                                                            Aaa             6,380,100
         14,500,000 Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst. A-1),
                    Ser. A, 5s, 7/1/24                                                    Aa3            14,808,125
                    Los Angeles Cnty., Metropolitan Trans. Auth. Sales
                    Tax Rev. Bonds
          7,000,000 (Prop. A, 1st Sr.), Ser. A, FSA, 5s, 7/1/18                           Aaa             7,437,500
         12,150,000 (Prop. C, 2nd Sr.), Ser. A, AMBAC, 5s, 7/1/25                         Aaa            12,241,125
                    Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds, Ser. A
         15,235,000 MBIA, 5 3/4s, 9/1/07                                                  Aaa            17,386,944
          7,000,000 AMBAC, 5 1/2s, 10/1/10                                                Aaa             7,962,500
          8,000,000 AMBAC, 5 1/2s, 10/1/09                                                Aaa             9,100,000
         13,000,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                    Bonds (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                   Aaa            13,035,100
          4,000,000 Metropolitan Wtr. Dist. G.O. Bonds, Ser. A, 5
                    1/4s, 3/1/14                                                          Aaa             4,405,000
         20,000,000 Metropolitan Wtr. Dist. IFB (Southern CA Waterworks),
                    10.05s, 8/10/18                                                       Aa2            27,050,000
                    Metropolitan Wtr. Dist. Rev. Bonds
         10,000,000 Ser. A, 5 1/2s, 7/1/10                                                Aa2            11,275,000
         26,255,000 Ser. C, 5s, 7/1/27                                                    Aa2            26,550,369
         33,445,000 Ser. A, 5s, 7/1/26                                                    Aa2            34,030,288
         15,000,000 Ser. B, MBIA, 4 3/4s, 7/1/21                                          Aaa            15,093,750
         16,600,000 Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC,
                    5s, 12/1/13                                                           Aaa            17,189,798
          6,375,000 North Natomas, Cmnty. Fac. Dist. Special Tax Rev.
                    Bonds, Ser. B, 6 3/8s, 9/1/31                                         BB+/P           6,606,094
          4,000,000 North Orange Cnty., Cmnty. College G.O. Bonds,
                    Ser. A, MBIA, 5s, 2/1/27                                              Aaa             4,080,000
                    Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds, Ser. A,
          7,720,000 AMBAC, 5.8s, 7/1/09                                                   Aaa             9,013,100
          3,925,000 AMBAC, 5.8s, 7/1/09, Prerefunded                                      Aaa             4,631,500
          5,780,000 (Hydroelectric Project), Ser. A, MBIA, 5 1/4s, 7/1/12                 Aaa             6,408,575
                    Oakland, Bldg. Auth. Rev. Bonds, AMBAC
          6,540,000 5 1/2s, 4/1/13                                                        Aaa             7,292,100
          6,295,000 5 1/2s, 4/1/12                                                        Aaa             7,018,925
            500,000 Ontario, Multi-Fam. VRDN (Res. Park Mtge. Ctr.),
                    Ser. A, 1.15s, 8/1/07                                                 VMIG1             500,000
                    Orange Cnty., Cmnty. Facs. Dist. Special Tax Rev. Bonds
                    (No. 1 Ladera Ranch), Ser. A
          3,000,000 6 1/4s, 8/15/30                                                       BB+/P           3,045,000
          1,800,000 6.2s, 8/15/23                                                         BB+/P           1,838,250
          1,290,000 6.2s, 8/15/20                                                         BB+/P           1,314,188
          2,400,000 6s, 8/15/32                                                           BB/P            2,445,000
         25,285,000 Orange Cnty., COP, Ser. A, MBIA, 6s, 7/1/07                           Aaa            29,172,569
                    Orange Cnty., Local Trans. Auth. Sales Tax Rev. Bonds
         11,700,000 5.7s, 2/15/10                                                         Aaa            13,528,125
         13,960,000 5.7s, 2/15/09                                                         Aaa            16,088,900
                    Orange Cnty., Sanitation Dist. VRDN, AMBAC
          4,900,000 1.15s, 8/1/16                                                         VMIG1           4,900,000
            500,000 1.1s, 8/1/13                                                          VMIG1             500,000
         16,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                     AA+            16,920,545
         12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Century City Revitalization), Ser. A, 6 1/2s, 9/1/16                 BBB            13,472,498
         24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14                     Aaa            28,458,975
          2,500,000 Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
                    Ser. B, 5 3/4s, 8/1/32                                                BBB+            2,565,625
                    Pleasanton, Joint Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000 6 3/4s, 9/2/17                                                        BBB+/P          5,582,746
          8,315,000 6.6s, 9/2/08                                                          BBB+/P          8,583,741
          3,935,000 6 1/2s, 9/2/04                                                        BBB+/P          4,091,298
          9,000,000 Rancho Cucamonga, Redev. Agcy. TAN
                    (Rancho Redev. Project), MBIA, 5 1/8s, 9/1/30                         Aaa             9,281,250
         10,400,000 Redding, Elec. Syst. IFB, MBIA, 11.438s, 7/8/22                       Aaa            14,963,000
          4,250,000 Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                   BBB-            4,255,313
                    Riverside Cnty., Pub. Fin. Auth. Impt. Special Assmt.
                    Bonds (Rancho Village Project)
            740,000 6 3/4s, 9/2/14                                                        BB/P              773,300
          6,030,000 Ser. B, 6 1/4s, 9/2/13                                                BB/P            6,339,038
         11,200,000 Roseville, Cmnty. Fac. Special Tax Rev. Bonds (Dist. 1),
                    5 3/4s, 9/1/23                                                        BB+/P          11,214,000
         12,725,000 Sacramento, City Fin. Auth. Lease Rev. Bonds, Ser. A,
                    AMBAC, 5 3/8s, 11/1/14                                                Aaa            14,522,406
                    Sacramento, Muni. Util. Dist Elec. Rev. Bonds
         12,000,000 Ser. A, MBIA, 6 1/4s, 8/15/10                                         Aaa            14,385,000
          3,000,000 Ser. K, AMBAC, 5.7s, 7/1/17                                           Aaa             3,532,500
         11,500,000 Ser. K, AMBAC, 5 1/4s, 7/1/24                                         Aaa            12,520,625
          5,000,000 Sacramento, Special Tax Rev. Bonds (Northern
                    Natomas Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                          BB+/P           5,006,250
         22,750,000 Sacramento Cnty., COP (Pub. Fac. Project), AMBAC,
                    4 3/4s, 10/1/27                                                       Aaa            22,579,375
          7,500,000 Sacramento Cnty., Sanitation Dist. Rev. Bonds, Ser. A,
                    5 7/8s, 12/1/27                                                       AA              8,409,375
          6,000,000 San Diego, ABAG Fin. Auth. For Nonprofit Corps. Rev.
                    Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20                      Baa1            6,262,500
         15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds, FGIC,
                    5s, 5/15/25                                                           Aaa            15,561,063
                    San Diego, Regl. Bldg. Auth. Lease COP, MBIA
          8,425,000 6.9s, 5/1/23                                                          Aaa             8,623,662
          7,250,000 6.85s, 5/1/13                                                         Aaa             7,420,665
                    San Diego, School Dist. G.O. Bonds (Election of 1998),
                    Ser. B, MBIA
          2,500,000 zero %, 7/1/13                                                        Aaa             1,621,875
          1,340,000 zero %, 7/1/12                                                        Aaa               931,300
         20,500,000 San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28                Aaa            20,320,625
                    San Diego Cnty., COP
          4,000,000 (Burnham Institute), 6 1/4s, 9/1/29                                   Baa3            4,215,000
         15,800,000 AMBAC, 5 1/4s, 9/1/06                                                 AAA            16,846,750
                    San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000 5 3/4s, 5/1/11                                                        AA              5,787,500
         12,000,000 FGIC, 5s, 5/1/14                                                      Aaa            12,900,000
                    San Diego Cnty., Wtr. Auth. IF COP, Ser. B, MBIA
         20,000,000 11.27s, 4/8/21                                                        Aaa            26,400,000
         28,350,000 11.27s, 4/21/11                                                       Aaa            40,150,688
          7,225,000 San Francisco, City & Cnty. Redev. Fin. Auth. Rev.
                    Bonds (Redev. Project), Ser. B, FGIC, 5 1/4s, 8/1/18                  Aaa             7,857,188
         10,000,000 San Francisco, State Bldg. Auth. Lease Rev. Bonds
                    (San Francisco Civic Ctr. Complex), Ser. A,
                    AMBAC, 5 1/4s, 12/1/21                                                Aaa            10,575,000
          4,700,000 San Jacinto, Unified School Dist. VRDN (School Fac.
                    Bridge Funding Project), FSA, 1.15s, 10/1/20                          VMIG1           4,700,000
                    San Joaquin Cnty., COP (General Hosp.)
          5,790,000 5 1/4s, 9/1/14                                                        Aaa             6,340,050
          5,040,000 5 1/4s, 9/1/13                                                        Aaa             5,544,000
          5,250,000 5 1/4s, 9/1/12                                                        Aaa             5,827,500
                    San Joaquin Hills, Trans. Corridor Agcy. Rev.
                    Bonds (Toll Rd.),
         34,125,000 5s, 1/1/33                                                            Baa3           31,650,938
         25,000,000 Ser. A, MBIA, zero %, 1/15/32                                         Aaa             5,375,000
         21,625,000 Ser. A, MBIA, zero %, 1/15/23                                         Aaa             7,730,938
         29,100,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 4 3/4s, 8/1/24                            Aaa            28,918,125
                    San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000 5.8s, 9/1/27                                                          BB/P            3,127,500
          1,635,000 5.8s, 9/1/18                                                          BB/P            1,716,750
          2,545,000 5 1/2s, 9/1/10                                                        BB/P            2,735,875
         40,000,000 San Mateo Cnty., Joint Pwr. Fin. Auth. Rev. Bonds,
                    FSA, 5 3/4s, 7/15/29                                                  Aaa            43,150,000
            400,000 Santa Ana, Hlth. Fac. VRDN (Multi-Modal
                    Town & Country), 1.2s, 10/1/20                                        A-1+              400,000
          3,070,000 Santa Ana, Unified School Dist. G.O. Bonds
                    (Election of 1999), Ser. B, FGIC, zero %, 8/1/22                      AAA             1,139,738
          4,590,000 Santa Barbara Cnty., COP, AMBAC, 5s, 10/1/27                          Aaa             4,704,750
         35,600,000 Santa Clara, Wtr. Dist. Rev. Bonds, FGIC, 5 3/4s, 2/1/15              Aaa            36,903,316
                    Santaluz Cmnty., Facs. Dist. No. 2 Special Tax Rev. Bonds
         24,270,000 (Impt. Area No. 1), 6 3/8s, 9/1/30                                    BB/P           24,350,819
            500,000 (Impt. Area No. 3), Ser. B, 6.2s, 9/1/30                              BB+/P             508,750
            500,000 (Impt. Area No. 3), Ser. B, 6.1s, 9/1/21                              BB+/P             510,625
          7,525,000 Sierra View, Healthcare Dist. Rev. Bonds, 5.4s, 7/1/22                BBB-            7,252,219
         45,200,000 South Orange Cnty., Pub. Fin. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 8/15/15                                                       Aaa            47,177,500
                    Southern CA Pub. Pwr. Auth. Rev. Bonds, Ser. A
          3,750,000 (Southern Transmission), FSA, 5 1/4s, 7/1/18                          Aaa             4,068,750
         42,690,000 (Mead Adelanto Project), AMBAC, 4 7/8s, 7/1/20                        Aaa            43,223,625
          3,000,000 Stockton, Cmnty. Fac. Dist. Special Tax Rev. Bonds
                    (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                       Baa1            3,142,500
          5,200,000 Stockton, Hlth. Facs. VRDN (Dameron Hosp. Assn.),
                    Ser. A, 1.05s, 12/1/32                                                VMIG1           5,200,000
          6,545,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
                    7.65s, 8/1/21                                                         BB-/P           6,340,469
            280,000 Sweetwater, High School VRDN, FSA, 1.15s, 6/1/13                      VMIG1             280,000
          4,000,000 Tahoe Forest, Hosp. Dist. VRDN, 1.05s, 7/1/33                         VMIG1           4,000,000
                    Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
                    Bonds (Marketplace 94-1)
         21,775,000 6 7/8s, 9/1/24                                                        B/P            22,646,000
         28,775,000 zero %, 9/1/14                                                        B/P            13,308,438
         10,000,000 Tobacco Securitization Auth. of Southern CA Rev.
                    Bonds (Asset Backed Bonds), Ser. A, 5 1/2s, 6/1/36                    A2              8,062,500
                    Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A
          1,000,000 6s, 6/1/22                                                            A1              1,072,500
          2,000,000 5 1/2s, 6/1/31                                                        A1              2,025,000
                    Tustin, Unified School Dist. Bonds
          4,000,000 (Cmnty. Fac. Dist. No. 97-1), 6 3/8s, 9/1/35                          AAA             4,895,000
          5,000,000 (Cmnty. Fac. Dist. No. 97-1A), FSA, 5s, 9/1/32                        Aaa             5,100,000
         10,195,000 U. of CA (Med. Ctr.) Rev. Bonds, AMBAC, 5.7s, 7/1/11                  Aaa            11,660,531
         10,000,000 Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                  BBB-/P         10,275,000
          2,000,000 Vallejo, Hsg. Auth. Multi-Fam. VRDN, FNMA Coll.,
                    1.1s, 5/15/22                                                         A-1+            2,000,000
         25,635,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB             17,784,281
            700,000 Westminster, VRDN (Civic Ctr.), Ser. B, AMBAC,
                    1.2s, 6/1/24                                                          A-1               700,000
                                                                                                      -------------
                                                                                                      2,793,599,068

Puerto Rico (8.9%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
         11,110,000 FSA, 6 1/2s, 7/1/12                                                   Aaa            13,776,400
          3,960,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s, 7/1/22                            Aaa             4,539,150
         25,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/20                            Aaa            28,593,750
          8,200,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s, 7/1/17                            Aaa             9,512,000
          3,695,000 (Pub. Impt.), FSA, 5 1/2s, 7/1/16                                     Aaa             4,295,438
          4,485,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/16                            Aaa             5,213,813
          6,850,000 (Pub. Impt.), Ser. A, FGIC, 5 1/2s, 7/1/15                            Aaa             7,971,688
          9,735,000 FGIC, 5 1/2s, 7/1/13                                                  Aaa            11,316,938
         14,000,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/20                                     Aaa            15,610,000
          6,075,000 (Pub. Impt.), FSA, 5 1/4s, 7/1/16                                     AAA             6,910,313
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds
          8,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          Aaa             9,520,000
          9,000,000 Ser. E, FSA, 5 1/2s, 7/1/23                                           Aaa            10,215,000
          5,000,000 Ser. E, FSA, 5 1/2s, 7/1/21                                           Aaa             5,718,750
          3,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.1s, 7/1/28                                                   VMIG1           3,000,000
                    Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA
          2,000,000 5 1/4s, 8/1/20                                                        Aaa             2,147,500
          3,000,000 5 1/4s, 8/1/18                                                        Aaa             3,270,000
          1,500,000 5s, 8/1/27                                                            Aaa             1,546,875
                    Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. H
          5,000,000 AMBAC, 5 1/2s, 7/1/18                                                 Aaa             5,787,500
         17,425,000 FGIC, 5 1/4s, 7/1/14                                                  Aaa            19,646,688
                    PR Elec. Pwr. Auth. Rev. Bonds
          9,565,000 Ser. KK, MBIA, 5 1/2s, 7/1/15                                         Aaa            11,131,269
          5,800,000 Ser. JJ, MBIA, 5 1/4s, 7/1/14                                         Aaa             6,597,486
         11,175,000 Ser. JJ, MBIA, 5 1/4s, 7/1/13                                         Aaa            12,725,531
          4,000,000 Ser. JJ, MBIA, 5 1/4s, 7/1/11                                         Aaa             4,520,000
         15,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2           15,412,500
         30,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa            32,325,000
         14,000,000 Tobacco Settlement Children's Trust Fund Rev. Bonds,
                    5 1/2s, 5/15/39                                                       A3             12,722,500
         10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa            10,500,000
                                                                                                      -------------
                                                                                                       $274,526,089
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,792,180,916)                                          $3,068,125,157
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,074,151,476.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2003 was $86,124,305 or 2.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2003.

      The rates shown on FRB and VRDN are the current interest rates shown at March 31, 2003, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2003.

      The fund had the following industry group concentrations greater than 10% at March 31, 2003 (as a percentage of net assets):

         Water and sewer       15.4%
         Utilities             15.3

      The fund had the following insurance concentrations greater than 10% at March 31, 2003 (as a percentage of net assets):

         MBIA                  25.3%
         AMBAC                 21.0

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2003 (Unaudited)

                        Market     Aggregate Face  Expiration     Unrealized
                        Value           Value         Date       Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Short)        $127,281,500    $126,953,630     Jun-03       $(327,870)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $2,792,180,916)
(Note 1)                                                                     $3,068,125,157
-------------------------------------------------------------------------------------------
Cash                                                                                415,776
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   41,602,759
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,676,725
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   11,444,527
-------------------------------------------------------------------------------------------
Total assets                                                                  3,125,264,944

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               588,625
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             5,173,241
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 37,015,977
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,834,974
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,464,907
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          188,745
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      148,040
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,713
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,618,287
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               76,959
-------------------------------------------------------------------------------------------
Total liabilities                                                                51,113,468
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,074,151,476

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,825,372,690
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,517,355
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (28,354,940)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      275,616,371
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,074,151,476

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,635,530,718 divided by 305,884,085 shares)                                        $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($395,005,817 divided by 45,884,534 shares)**                                         $8.61
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($31,637,382 divided by 3,658,867 shares)**                                           $8.65
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,977,559 divided by 1,392,746 shares)                                             $8.60
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.60)***                              $8.89
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  *** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Interest income:                                                                $81,942,695
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,040,595
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,163,991
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   38,041
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     19,421
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,639,381
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,705,093
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               154,619
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                31,007
-------------------------------------------------------------------------------------------
Other                                                                               404,593
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,196,741
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (53,250)
-------------------------------------------------------------------------------------------
Net expenses                                                                     13,143,491
-------------------------------------------------------------------------------------------
Net investment income                                                            68,799,204
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,148,823)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,313,211)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                               (56,609,123)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (61,071,157)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $7,728,047
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $68,799,204          $147,513,663
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (4,462,034)           21,659,635
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (56,609,123)           30,067,652
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    7,728,047           199,240,950
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                     --               (30,855)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --                (5,442)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                  (234)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (149)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
   Class A                                                            (60,156,703)         (127,566,901)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (7,838,519)          (18,030,218)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (579,436)             (916,051)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (264,631)             (587,031)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                               (122,586)             (214,045)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (18,857)              (38,083)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (1,423)               (1,640)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (565)               (1,041)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                            (15,936,174)           (4,800,670)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,451,452)             (854,152)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (185,018)              (36,781)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (73,446)              (23,358)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (53,184,767)            4,355,837
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (133,085,530)           50,490,136

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,207,237,006         3,156,746,870
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $1,517,355 and $1,557,440, respectively)                        $3,074,151,476        $3,207,237,006
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.71        $8.35        $8.25        $8.89        $8.71
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .41          .42          .43          .42 (d)      .44 (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .15          .36          .10         (.59)         .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .03          .56          .78          .53         (.17)         .65
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.41)        (.42)        (.43)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.02)          -- (c)       --         (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.25)        (.43)        (.42)        (.43)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.84        $8.71        $8.35        $8.25        $8.89
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .36*        6.69         9.57         6.71        (2.01)        7.75
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,635,531   $2,739,618   $2,631,430   $2,514,181   $2,754,624   $3,073,178
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .38*         .75          .75          .74          .77          .77
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.27*        4.82         4.91         5.29         4.85         5.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.23*        6.50         9.53        13.44        13.91        30.88
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Amount represents less than $0.01 per share.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.83        $8.70        $8.34        $8.24        $8.88        $8.70
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .36          .36          .38          .36 (d)      .39 (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .15          .37          .10         (.58)         .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     -- (c)      .51          .73          .48         (.22)         .60
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.36)        (.37)        (.38)        (.37)        (.38)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.02)          -- (c)       --         (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.38)        (.37)        (.38)        (.42)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.61        $8.83        $8.70        $8.34        $8.24        $8.88
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .03*        6.00         8.87         6.02        (2.65)        7.05
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $395,006     $420,977     $497,335     $535,160     $616,446     $641,686
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .71*        1.40         1.40         1.39         1.42         1.42
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.95*        4.17         4.25         4.64         4.21         4.41
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.23*        6.50         9.53        13.44        13.91        30.88
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Amount represents less than $0.01 per share.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            March 31                                         July 26, 1999+
operating performance               (Unaudited)         Year ended September 30      to September 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.87        $8.74        $8.37        $8.26        $8.47
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .16          .35          .35          .37          .04 (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .15          .37          .11         (.18)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.01)         .50          .72          .48         (.14)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.35)        (.35)        (.37)        (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.02)          -- (c)       --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.37)        (.35)        (.37)        (.07)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.65        $8.87        $8.74        $8.37        $8.26
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.04)*       5.83         8.81         5.97        (1.70)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,637      $30,974      $14,913       $5,510       $1,018
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.55         1.55         1.54          .29*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.87*        4.00         4.16         4.43          .81*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.23*        6.50         9.53        13.44        13.91
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Amount represents less than $0.01 per share.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.82        $8.69        $8.33        $8.24        $8.88        $8.70
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .39          .39          .41          .38 (d)      .41 (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.17)         .15          .37          .09         (.57)         .22
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .54          .76          .50         (.19)         .63
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.39)        (.40)        (.41)        (.40)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.05)        (.02)          -- (c)       --         (.05)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.41)        (.40)        (.41)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.82        $8.69        $8.33        $8.24        $8.88
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .20*        6.38         9.25         6.25        (2.31)        7.43
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,978      $15,668      $13,069      $11,895      $15,318      $14,986
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .53*        1.05         1.05         1.04         1.07         1.07
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.11*        4.51         4.60         4.98         4.56         4.76
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.23*        6.50         9.53        13.44        13.91        30.88
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Amount represents less than $0.01 per share.

  (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing mainly in a diversified portfolio of intermediate to longer-term California tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or established by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended March 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $2,793,958,952, resulting in gross unrealized appreciation and depreciation of $314,787,361 and $40,621,156, respectively, or net unrealized appreciation of $274,166,205.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2003, the fund's expenses were reduced by $53,250 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,209 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $79,446 and $115 from the sale of class A and class M shares, respectively, and received $207,697 and $8,882 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter, received $13,300 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $557,249,892 and $332,292,077, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,431,777         $89,704,675
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,236,407          45,015,141
---------------------------------------------------------------------------
                                            15,668,184         134,719,816

Shares repurchased                         (19,819,119)       (170,688,939)
---------------------------------------------------------------------------
Net decrease                                (4,150,935)       $(35,969,123)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,427,220        $307,839,293
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,591,933          61,775,858
---------------------------------------------------------------------------
                                            43,019,153         369,615,151

Shares repurchased                         (35,179,522)       (301,709,974)
---------------------------------------------------------------------------
Net increase                                 7,839,631         $67,905,177
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,996,804         $17,202,391
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               762,598           6,548,418
---------------------------------------------------------------------------
                                             2,759,402          23,750,809

Shares repurchased                          (4,557,326)        (39,137,339)
---------------------------------------------------------------------------
Net decrease                                (1,797,924)       $(15,386,530)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,746,912         $58,007,042
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,197,903          10,282,827
---------------------------------------------------------------------------
                                             7,944,815          68,289,869

Shares repurchased                         (17,431,114)       (149,656,109)
---------------------------------------------------------------------------
Net decrease                                (9,486,299)       $(81,366,240)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    762,771          $6,606,754
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                63,289             545,932
---------------------------------------------------------------------------
                                               826,060           7,152,686

Shares repurchased                            (660,211)         (5,699,540)
---------------------------------------------------------------------------
Net increase                                   165,849          $1,453,146
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,658,550         $22,973,588
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                77,355             666,815
---------------------------------------------------------------------------
                                             2,735,905          23,640,403

Shares repurchased                            (950,047)         (8,195,410)
---------------------------------------------------------------------------
Net increase                                 1,785,858         $15,444,993
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    149,936          $1,285,862
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                30,215             259,200
---------------------------------------------------------------------------
                                               180,151           1,545,062

Shares repurchased                            (563,684)         (4,827,322)
---------------------------------------------------------------------------
Net decrease                                  (383,533)        $(3,282,260)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    990,621          $8,574,824
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                50,416             432,523
---------------------------------------------------------------------------
                                             1,041,037           9,007,347

Shares repurchased                            (768,464)         (6,635,440)
---------------------------------------------------------------------------
Net increase                                   272,573          $2,371,907
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA045-88629  027/337/2MX/677  5/03